UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Information Required in Proxy Statement

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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INTEGRATED ENVIRONMENTAL TECHNOLOGIES, LTD.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2

INTEGRATED ENVIRONMENTAL TECHNOLOGIES, LTD.

4235 Commerce Street

Little River, South Carolina 29566

(843) 390-2500

Dear Integrated Environmental Technologies, Ltd. Stockholder:

        You are cordially invited to attend the Annual Meeting of Stockholders of Integrated Environmental Technologies Ltd., a Delaware corporation, ("IET, Ltd") to be held on May 12, 2005 at 9:00 a.m., local time, at 4235 Commerce Street, Little River, South Carolina. At the Annual Meeting, you will be asked to consider and vote on the following proposals;

  To elect members of the Board of Directors who shall serve until the next annual meeting of stockholders. Current nominations are:

William E. Prince, Marion C. Sofield, Dr. Valgene Dunham, Paul Branagan and James C. Pate.

  To reaffirm Weaver & Martin, LLC as auditors for the next year; and

  To transact such other business as may properly come before the Annual Meeting or any adjournment of postponement.

        The Board of Directors has specified April 11, 2005, at the close of business, as the record date for the purpose of determining the Stockholders who are entitled to receive notice of and to vote at the Annual Meeting. A list of the Stockholders entitled to vote at the Annual Meeting will be available for examination by any Stockholder at the Annual Meeting. For ten days prior to the Annual Meeting, this Stockholder list will also be available for inspection by Stockholders at our corporate offices located at 4235 Commerce Street, Little River, South Carolina 29566, during ordinary business hours.

        Please read the proxy statement and other materials concerning Integrated Environmental Technologies, Ltd. which are mailed with this notice, for a more complete statement regarding the Proposals to be acted upon at the Annual Meeting.

        Whether or not you plan to attend the Annual Meeting, please take the time to vote on the Proposal submitted by completing and mailing the enclosed proxy to us. Please sign, date and mail your proxy indicating how you wish to vote. If you fail to return your proxy, the effect will be a vote against the Proposals.

Sincerely,

/s/ William E. Prince

William E. Prince

PRESIDENT

The Proposals voted upon have not been approved or disapproved by the Securities and Exchange Commission (the "SEC") or any state securities regulators nor has the SEC or any state securities regulator passed upon the fairness or merits of the Proposals or upon the accuracy or adequacy of the information contained in this proxy statement. Any representation to the contrary is unlawful.

This proxy statement is dated April 26, 2005, and is first being mailed to Integrated Environmental Technologies, Ltd. Stockholders on or about April 27, 2005 to Stockholders of record as of April 11, 2005.

THE BALANCE OF THIS PAGE IS INTENTIONALLY LEFT BLANK

INTEGRATED ENVIRONMENTAL TECHNOLOGIES, LTD.

4235 Commerce Street

Little River, South Carolina 29566

(843) 390-2500

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 12, 2005

Dear Integrated Environmental Technologies, Ltd. Stockholder:

        We will hold the Annual meeting of Stockholders of Integrated Environmental Technologies, Ltd. on May 12, 2005, at 9:00 a.m., local time, at 4235 Commerce Street, Little River, South Carolina for the following purposes:

  To elect members of the Board of Directors who shall serve until the next annual meeting of stockholders. Current nominations are:

William E. Prince, Marion C. Sofield, Dr. Valgene Dunham, Paul Branagan and James C. Pate.

  To reaffirm Weaver & Martin, LLC as auditors for the next year; and

  To transact such other business as may properly come before the Annual Meeting or any adjournment of postponement.

        The Board of Directors has determined that the Proposals are fair to, and in the best interests of, the IET, Ltd. Stockholders and unanimously recommends that you vote "FOR" the Proposals.

        Only IET, Ltd. Stockholders of record at the close of business on April 11, 2005 are entitled to notice of and to vote at the Annual meeting or any adjournment or postponement thereof. A complete list of the Stockholders entitled to vote at the Annual meeting or any adjournments or postponements of the Annual meeting will be available at and during the Annual meeting.

You are encouraged to read the attached proxy statement, including its exhibits, in its entirety for further information regarding the proposals.

YOUR VOTE IS IMPORTANT. TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY TO THE COMPANY, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON. YOU MAY REVOKE YOUR PROXY IN THE MANNER DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT ANYTIME BEFORE IT HAS BEEN VOTED AT THE ANNUAL MEETING. IF YOU RETURN A PROXY WITHOUT SPECIFYING A CHOICE ON THE PROXY, THE PROXY WILL BE VOTED "FOR" THE PROPOSALS. IT MAY BE POSSIBLE FOR YOU TO VOTE IN PERSON AT THE ANNUAL MEETING EVEN IF YOU HAVE RETURNED A PROXY. PLEASE REVIEW THE PROXY STATEMENT FOR MORE INFORMATION.

By Order of the Board of Directors

/s/ William E. Prince

William E. Prince

PRESIDENT

4295 Commerce Street

Little River, South Carolina 29566

April 26, 2005

TABLE OF CONTENTS

PAGE

SUMMARY OF PROPOSALS	1
Date, Time and Place	1
Purpose of the Meeting	1
Stockholders Entitled to Vote	1
Vote Required	1
Recommendation of Integrated Environmental Technologies, Ltd. Board of Directors	1
QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING	2
WHO CAN HELP ANSWER YOUR QUESTIONS	3
CAUTIONARY STATEMENT CONCERNING FORWARD LOOKING STATEMENTS	3
THE ANNUAL MEETING	4
Time, Place and Date	4
Purpose of the Meeting	4
PROPOSAL 1. Election of Directors	4
PROPOSAL 2. Reaffirmation of Auditor	6
PROPOSAL 3. Transaction of Other Business	6
Record Date and Voting at the Annual Meeting	6
Votes Required	6
Solicitation and Proxy Solicitor	6
Revocation and Use of Proxies	7
Adjournments or Postponements	7
AUDIT COMMITTEE AND FINANCIAL EXPERT (No Audit Committee Exists)	7
NOMINATING COMMITTEE	7
CODE OF ETHICS	9
CURRENT OFFICERS AND DIRECTORS	9
Board of Directors Meetings	11
Report of Compensation Committee	11
Board of Directors Report on Executive Compensation	11
EXECUTIVE COMPENSATION	11
VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS THEREOF	12
STOCK OPTION PLANS	14
CONSULTANT AND EMPLOYEE STOCK COMPENSATION PLAN	15
EQUITY COMPENSATION PLANS INFORMATION	15
INDEPENDENT PUBLIC ACCOUNTANTS	16
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	17
STOCKHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING	17
STOCKHOLDER COMMUNICATIONS	17
OTHER MATTERS	17
EXPENSES OF PROXY SOLICITATION	17
WHERE YOU CAN FIND MORE INFORMATION	17

SUMMARY OF PROPOSALS

This summary highlights selected information included in this proxy statement. This summary may not contain all of the information that is important to you. For a more complete understanding of the Proposals and the other information contained in this proxy statement, you should read this entire proxy statement carefully, as well as the additional documents to which it refers. For instructions on obtaining more information, see "Where You Can Find More Information."

Date, Time and Place of Annual Meeting	May 12, 2005, at 9:00 a.m., local time at
4235 Commerce Street, Little River, South Carolina 29566

Purpose of the Meeting

1. To elect members of the Board of Directors who shall serve until the next annual meeting of stockholders. Current nominations are:

William E. Prince, Marion C. Sofield, Dr. Valgene Dunham, Paul Branagan and James C. Pate;

2. To reaffirm Weaver & Martin LLC. as auditors for the next year; and

3. To transact such other business as may properly come before the Annual meeting or any adjournment or postponement.

Stockholders Entitled to Vote	Only Integrated Environmental Technologies, Ltd. Stockholders of record at 5:00 p.m., Eastern Standard Time on April 11, 2005 are entitled to notice of and to vote at the Annual Meeting.

Vote Required

Under Delaware law, the Proposals at the Annual meeting require the affirmative vote of the holders of a majority of the Integrated Environmental Technologies, Ltd. Common Stock outstanding and entitled to vote. (See "Vote Required.") The officers and directors of Integrated Environmental Technologies, Ltd. control an aggregate of 655,000 shares of common stock 3% out of a total 21,292,793 issued and outstanding.

Recommendation of the Board of Directors of Integrated Environmental Technologies, Ltd.

Our Board of Directors has determined that the proposals are advisable and in the best interests of Integrated Environmental Technologies, Ltd. and our Stockholders and that the Proposals are fair to our Stockholders. Our Board of Directors recommends that you vote "FOR" adoption of the Proposals.

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

WHAT DOES OUR BOARD OF DIRECTORS RECOMMEND?

Our Board of Directors recommends that you vote "FOR" adoption of the Proposals. Our Board of Directors has determined that the Proposals are advisable and in the best interests of Integrated Environmental Technologies, Ltd. and our Stockholders and that the Proposals are fair to our Stockholders.

Our Board of Directors has approved and recommended adoption of the Proposals.

IF MY SHARES OF INTEGRATED ENVIRONMENTAL TECHNOLOGIES, LTD. COMMON STOCK ARE HELD IN "STREET NAME" BY MY BROKER, WILL MY BROKER VOTE MY SHARES FOR ME?

No. The law does not allow your broker to vote your shares of Integrated Environmental Technologies, Ltd. common stock on the Proposals at the Annual meeting without your direction. You should follow the instructions from your broker on how to vote your shares. Shares that are not voted because you do not instruct your broker are called "broker non-votes," and will have the effect of a vote "AGAINST" the Proposals.

IF I SEND IN MY PROXY BUT DO NOT INDICATE MY VOTE, HOW WILL MY SHARES BE VOTED?

If you sign and return your proxy but do not indicate how to vote your shares at the Annual meeting, the shares represented by your proxy will be voted "FOR" the Proposals.

WHAT IF I DON'T RETURN MY PROXY?

Since it takes a majority of the shares outstanding to approve the Proposals, not returning your proxy is the same as voting against the Proposals.

WHAT SHOULD I DO NOW TO VOTE AT THE ANNUAL MEETING?

Sign, mark and mail your proxy indicating your vote on the Proposals to Integrated Environmental Technologies, Ltd., 4235 Commerce Street, Little River, South Carolina 29566 as soon as possible, so that your shares of Integrated Environmental Technologies, Ltd. common stock can be voted at the Annual meeting.

MAY I CHANGE MY VOTE AFTER I MAIL MY PROXY?

Yes. You may change your vote at any time before your proxy is voted at the Annual meeting. You can do this in one of three ways:

  You can send Integrated Environmental Technologies, Ltd. a written statement that you revoke your proxy, which to be effective must be received prior to the vote at the Annual meeting;

  You can send Integrated Environmental Technologies, Ltd. a new proxy prior to the vote at the Annual meeting, which to be effective must be received by Integrated Environmental Technologies, Ltd. prior to the vote at the Annual meeting; or

  You can attend the Annual meeting and vote in person. Your attendance alone will not revoke your proxy. You must attend the Annual meeting and cast your vote at the Annual meeting.

Send any revocation of a proxy or new proxy to the attention of the Corporate Secretary at Integrated Environmental Technologies, Ltd., 4235 Commerce Street, Little River, South Carolina 29566 (843) 390-2500. If your shares are held in street name, you must follow the directions provided by your broker to vote your shares or to change your instructions.

WHO CAN HELP ANSWER YOUR QUESTIONS

If you have more questions about the Proposals or would like additional copies of the proxy statement, you should contact:

Integrated Environmental Technologies, Ltd.

4235 Commerce Street

Little River, South Carolina 29566

Attention: William E. Prince, President

Telephone Number: (843) 390-2500

CAUTIONARY STATEMENT CONCERNING

FORWARD-LOOKING STATEMENTS

This proxy statement and the documents to which we refer you to in this proxy statement may contain forward-looking statements. In addition, from time to time, we or our representatives may make forward-looking statements orally or in writing. We base these forward-looking statements on our expectations and projections about future events, which we derive from the information currently available to us. Such forward-looking statements relate to future events or our future performance, including:

  our financial performance and projections;

  our growth in revenue and earnings; and

  our business prospects and opportunities.

You can identify forward-looking statements by those that are not historical in nature, particularly those that use terminology such as "may," "should," "expects," "anticipates," "contemplates," "estimates," "believes", "plans," "projected," "predicts," "potential" or "continue" or the negative of these or similar terms. In evaluating these forward-looking statements, you should consider various factors, including our ability to retain the business of our significant customers;

  our ability to keep pace with new technology and changing market needs;

  our ability to obtain capital; and

  the competitive environment of our business.

These and other factors may cause our actual results to differ materially from any forward-looking statement.

Forward-looking statements are only predictions. The forward-looking events discussed in this proxy statement, the documents to which we refer you and other statements made from time to time by us or our representatives, may not occur, and actual events and results may differ materially and are subject to risks, uncertainties and assumptions about us. We are not obligated to publicly update or revise any forward-looking statement, whether as a result of uncertainties and assumptions, the forward-looking events discussed in this proxy statement, the documents to which we refer you and other statements made from time to time by us or our representatives, might not occur.

THE ANNUAL MEETING

TIME, PLACE AND DATE

We are furnishing this proxy statement to Integrated Environmental Technologies, Ltd. Stockholders in connection with the solicitation of proxies by the Integrated Environmental Technologies Ltd. Board of Directors for use at the Annual meeting of Stockholders of Integrated Environmental Technologies, Ltd. to be held on May 12, 2005 at 9:00 a.m., local time, at 4235 Commerce Street, Little River, South Carolina, or any adjournment or postponement thereof, pursuant to the enclosed Notice of Annual Meeting of Stockholders.

PURPOSE OF THE MEETING

We will hold the Annual meeting of Stockholders of Integrated Environmental Technologies, Ltd. on May 12, 2005, at 9:00 a.m., local time, at 4235 Commerce Street, Little River, South Carolina. At the Annual meeting, holders of Integrated Environmental Technologies, Ltd. common stock of record as of the close of business on April 11, 2005 will be eligible to vote upon the following proposals:

PROPOSAL 1. ELECTION OF DIRECTORS

To elect members of the Board of Directors who shall serve until the next annual meeting of stockholders. Current nominations are:

William E. Prince, Marion C. Sofield, Dr. Valgene Dunham, Paul Branagan and James C. Pate.

The nominees have consented to their nomination to the Board of Directors, and will serve if elected. However, if any nominee should become unavailable for election, the accompanying proxy will be voted for the election of our current directors as shall be recommended by the Board of Directors, or will be voted in favor of holding a vacancy to be filled by the director. We have no reason to believe that Mr. Prince, Ms. Sofield, Dr. Dunham, Mr. Banagan or Mr. Pate will be unavailable.

The following information is provided regarding the nominees for election to the Board of Directors.

William E. Prince has served as Chairman of the Board, Chief Executive Officer, and a Director of the Company since August 27, 2003. Presently, Mr. Prince is also the President of I.E.T., Inc. Mr. Prince served as Executive Director of the Albemarle Economic Development Commission from 1999 to August 2003. Mr. Prince was branch and regional manager of Law/Gibb Group, an employee owned international environmental engineering consultants from 1996 to 1999. Mr. Prince was Vice President and branch manager for Froehling & Robertson, a family owned environmental consulting firm from 1994 to 1996. From 1990 to 1994, Mr. Prince served as Vice President for Business Development and was a principal and owner with Ragsdale Consultants, Inc., and DSA Design Group, both privately held engineering and environmental consultants. From 1979 to 1990 Mr. Prince held various management positions with Law Engineering and Environmental Services, an employee owned international consulting firm. Primary responsibilities were new ventures and company growth.

Marion Sofield has served as Secretary of the Company since April 23, 2004 and has served as a Director of the Company since August 5, 2004. Presently, Ms. Sofield is also Vice President of Operations for I.E.T., Inc. Formerly the Executive Director of Matrix Technology Alliance, Inc. (2003-2004), Ms. Sofield joined our staff to develop and implement operating systems and production capabilities that will move the Company into a production mode. Ms. Sofield has eight years of experience, from 1993-2002, in economic development management and has owned and operated two successful businesses of her own. From 1983 through 1987, Ms. Sofield served as a Corporate Secretary/Treasurer for Lord-Wood, Larsen Associates, Inc., a civil engineering firm formerly located in West Hartford, Connecticut. Ms. Sofield, a 1983 graduate of Radford University, was recently honored in Washington, D.C. as the 2003 Business Person of the Year by the United States of America's Business Advisory Council.

Dr. Valgene L. Dunham has served as a Director of the Company since January 19, 2004. Dr. Dunham is also the Vice President for Grants, Contract Administration and Research Planning for Coastal Carolina University in South Carolina. In the fall semester of 2002, Dr. Dunham served as the Special Assistant to the President of Coastal Carolina University. In the summer of 2002, Dr. Dunham served as Interim Provost of Coastal Carolina University. From 1995 through 2002, Dr. Dunham served as Dean of the College of Natural & Applied Sciences of Coastal Carolina University. In 1969, Dr. Dunham received his Ph.D. in Botany from Syracuse University in New York. In 1965, Dr. Dunham received his Masters in General Science from Syracuse University in New York.

Paul Branagan has served as a Director of the Company since January 19, 2004. Mr. Branagan graduated from the University of Nevada Las Vegas with a B.S. in physics. From 1993 to the present Mr. Branagan has been the President and Senior Scientist of Branagan & Associates, Inc., a consulting research and engineering company. From August 21, 2002 to present Mr. Branagan has been the President and Director of Petrol Oil and Gas, Inc. a 34 Act Reporting Corporation. From 1975 to 1993 he was the Project Manager, Assistant Oil and Gas Division Manager and Senior Scientist of CER Corporation of Las Vegas, Nevada. Since 1999, Mr. Branagan has been the President and a member of the board of directors of Millennium Plastics Corporation, a 34 Act Reporting Corporation.

James C. Pate, 65, President of Fisher Enterprises and J. C. Pate Engineering, located in Fayetteville, North Carolina, has a broad range of experience in all phases of construction projects, including site acquisition, economic analysis, planning, design, and project management on varied architectural and civil engineering projects. Mr. Pate has previously served as engineering manager with Exxon Oil and the U.S. Army Corps of Engineers. Areas of expertise include developing and review of design alternatives, concept designs and working drawings, and associated budgets and schedules, financing/funding alternatives, as well as value engineering. Mr. Pate has extensive experience with all facets of environmental engineering issues. Typical projects that Mr. Pate manages include airports, industrial buildings, water systems and waste water systems, landfills, fuel handling and storage facilities, locks and dams, bridges, waterways, shopping centers, marinas, docks, and wharfs, land development, condominiums and golf courses

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF WILLIAM E. PRINCE, MARION SOFIELD, DR. VALGENE L. DUNHAM, PAUL BRANAGAN AND JAMES C. PATE.

PROPOSAL 2. REAFFIRM THE APPOINTMENT OF WEAVER & MARTIN LLC AS AUDITORS FOR THE NEXT YEAR.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE REAFFIRMATION OF WEAVER & MARTIN LLC. AS AUDITORS FOR THE NEXT YEAR.

PROPOSAL 3. TRANSACTION OF OTHER BUSINESS:

The Company may transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof, however, as of the date of this filing, the Board of Director's knows of no matters, other than those outlined above, that will be presented for action at the Annual Meeting.

RECORD DATE AND VOTING AT THE ANNUAL MEETING

The Board of Directors has fixed the close of business on April 11, 2005, as the record date for the determination of the Stockholders entitled to notice of, and to vote at, the Annual meeting and any adjournments and postponements of the Annual meeting. On that day, there were 21,292,793 shares of Integrated Environmental Technologies, Ltd. common stock outstanding, which shares were held by approximately 181 Stockholders of record. Holders of Integrated Environmental Technologies, Ltd. common stock are entitled to one vote per share.

A majority of the issued and outstanding shares of Integrated Environmental Technologies, Ltd. common stock on the record date, represented in person or by proxy, will constitute a quorum for the transaction of business at the Annual meeting. If a quorum is not present, the Annual meeting may be adjourned from time to time, until a quorum is present. Abstentions are counted as present for purposes of determining the presence of a quorum at the Annual meeting for the transaction of business.

VOTES REQUIRED

Approval of any Proposal requires the affirmative vote of holders of a majority of the outstanding shares of Integrated Environmental Technologies, Ltd. common stock entitled to vote at the Annual meeting. A failure to vote or a broker non-vote will have the same legal effect as a vote cast against approval of any Proposal.

Brokers, and in many cases nominees, will not have discretionary power to vote on the Proposals to be presented at the Annual meeting. Accordingly, beneficial owners of shares must instruct their brokers or nominees how to vote their shares at the Annual meeting.

SOLICITATION AND PROXY SOLICITOR

Integrated Environmental Technologies, Ltd. will bear all expenses of the solicitation of proxies in connection with this proxy statement, including the cost of preparing and mailing this proxy statement. Integrated Environmental Technologies, Ltd. will reimburse brokers, fiduciaries, custodians and their nominees for reasonable out-of-pocket expenses incurred in sending this proxy statement and other proxy materials to, and obtaining instructions relating to such materials from, beneficial owners of Integrated Environmental Technologies, Ltd. common stock. Integrated Environmental Technologies, Ltd. Stockholder proxies may be solicited by directors, officers and employees of Integrated Environmental Technologies, Ltd., primarily through the mailing of the proxy statement.

REVOCATION AND USE OF PROXIES

The enclosed proxy is solicited on behalf of the Integrated Environmental Technologies, Ltd. Board of Directors. A Stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) delivering a written notice revoking the proxy to Integrated Environmental Technologies, Ltd. before the vote at the Annual meeting; (ii) executing a proxy with a later date and delivering it to Integrated Environmental Technologies, Ltd. before the vote at the Annual meeting; or (iii) attending the Annual meeting and voting in person. Any written notice of revocation should be delivered to the attention of the Corporate Secretary at Integrated Environmental Technologies, Ltd., 4235 Commerce Street, Little River, South Carolina 29566. Attendance at the Annual meeting without casting a ballot will not, by itself, constitute revocation of a proxy.

Subject to proper revocation, all shares of Integrated Environmental Technologies, Ltd. common stock represented at the Annual meeting by properly executed proxies received by Integrated Environmental Technologies, Ltd. will be voted in accordance with the instructions contained in such proxies. Executed, but unmarked, proxies will be voted "FOR" approval of the Proposals.

ADJOURNMENTS OR POSTPONEMENTS

Although it is not expected, the Annual meeting may be adjourned or postponed for the purpose of soliciting additional proxies. Any adjournment or postponement of the Annual meeting may be made without notice, other than by an announcement made at the Annual meeting, by approval of the holders of a majority of the votes present in person or represented by proxy at the Annual meeting, whether or not a quorum exists. Any adjournment or postponement of the Annual meeting for the purpose of soliciting additional proxies will allow Integrated Environmental Technologies, Ltd. Stockholders who have already sent in their proxies to revoke them at any time prior to their use.

AUDIT COMMITTEE AND FINANCIAL EXPERT

We do not have an Audit Committee, our board of directors perform some of the same functions of an Audit Committee, such as: recommending a firm of independent certified public accountants to audit the annual financial statements; reviewing the independent auditors independence, the financial statements and their audit report; and reviewing management's administration of the system of internal accounting controls. The Company does not currently have a written audit committee charter or similar document.

We have no financial expert. We believe the cost related to retaining a financial expert at this time is prohibitive. Further, because of our limited operations, we believe the services of a financial expert are not warranted.

NOMINATING COMMITTEE

We do not have a Nominating Committee or Nominating Committee Charter. Our board of directors perform some of the functions associated with a Nominating Committee. We have elected not to have a Nominating Committee in that we are a development stage company with limited operations and resources.

We do not have a standing nominating committee and have not adopted a charter for the nominations function. The Board is in the process of evaluating the establishment of a nominating committee.

Director Nomination Procedures

At present, all of the members of the Board participate in discussions regarding nominees for director. The Board has determined that it is appropriate for all members of the Board to participate in the selection of directors since all of the Board members will work and interact with each nominee and each director brings unique skills and experience to the process of evaluating personnel. Our directors approved the selection of each nominee for director named in this proxy statement. Mr. Pate, the new nominee for election, was recommended by the chief executive officer, William Prince.

Generally, nominees for director are identified and suggested by the members of the Board or management using their business networks. The Board has not retained any executive search firms or other third parties to identify or evaluate director candidates in the past and does not intend to in the near future. In selecting a nominee for director, the Board considers the following criteria:

  whether the nominee has the personal attributes for successful service on the Board, such as demonstrated character and integrity; experience at a strategy/policy setting level; managerial experience dealing with complex problems; an ability to work effectively with others; and sufficient time to devote to our affairs;

  whether the nominee has been the chief executive officer or senior executive of a public company or a leader of a similar organization, including industry groups, universities or governmental organizations;

  whether the nominee, by virtue of particular experience, technical expertise or specialized skills or contacts relevant to our current or future business, will add specific value as a Board member; and

  whether there are any other factors related to the ability and willingness of a new nominee to serve, or an existing Board member to continue his service.

The Board has not established any specific minimum qualifications that a candidate for director must meet in order to be recommended for Board membership. Rather the Board will evaluate the mix of skills and experience that the candidate offers, consider how a given candidate meets the Board's current expectations with respect to each such criterion and make a determination regarding whether a candidate should be recommended to the stockholders for election as a director. During 2004, we did not receive any recommendation for directors from any of its non-officer/director stockholders.

This Company will consider for inclusion in its nominations of new Board of Director nominees proposed by stockholders who have held at least 1% of the outstanding voting securities of the Company for at least one year. Board candidates referred by such stockholders will be considered on the same basis as Board candidates referred from other sources. Any stockholder who wishes to recommend for the Company's consideration a prospective nominee to serve on the Board of Directors may do so by giving the candidate's name and qualifications in writing to the Company's Secretary at the following address: 4235 Commerce Street, Little River, South Carolina 29566.

CODE OF ETHICS

Code of Ethics

A code of ethics relates to written standards that are reasonably designed to deter wrongdoing and to promote:

  Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

  Full, fair, accurate, timely and understandable disclosure in reports and documents that are filed with, or submitted to, the Commission and in other public communications made by an issuer;

  Compliance with applicable governmental laws, rules and regulations;

  The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

  Accountability for adherence to the code.

We have not adopted a corporate code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Our decision to not adopt such a code of ethics results from our having only two officers and four directors operating as the management for the Company. We believe that as a result of the limited interaction which occurs having such a small management structure for the Company eliminates the current need for such a code, in that violations of such a code would be reported to the party generating the violation.

CURRENT OFFICERS AND DIRECTORS

The following table sets forth information regarding our current officers and directors.

Information as to our current directors and executive officers is as follows:

Name	Age	Title

William E. Prince	54	President, CEO, Chairman, Treasurer
Marion Sofield	44	Secretary, Director
Michael J. Cunningham	60	Director
Dr. Valgene L. Dunham	63	Director
Paul Branagan	62	Director

William E. Prince has served as Chairman of the Board, Chief Executive Officer, and a Director of the Company since August 27, 2003. Presently, Mr. Prince is also the President of I.E.T., Inc. Mr. Prince served as Executive Director of the Albemarle Economic Development Commission from 1999 to August 2003. Mr. Prince was branch and regional manager of Law/Gibb Group, an employee owned international environmental engineering consultants from 1996 to 1999. Mr. Prince was Vice President and branch manager for Froehling & Robertson, a family owned environmental consulting firm from 1994 to 1996. From 1990 to 1994, Mr. Prince served as Vice President for Business Development and was a principal and owner with Ragsdale Consultants, Inc., and DSA Design Group, both privately held engineering and environmental consultants. From 1979 to 1990 Mr. Prince held various management positions with Law Engineering and Environmental Services, an employee owned international consulting firm. Primary responsibilities were new ventures and company growth.

Marion Sofield has served as Secretary of the Company since April 23, 2004 and has served as a Director of the Company since August 5, 2004. Presently, Ms. Sofield is also Vice President of Operations for I.E.T., Inc. Formerly the Executive Director of Matrix Technology Alliance, Inc. (2003-2004), Ms. Sofield joined our staff to develop and implement operating systems and production capabilities that will move the Company into a production mode. Ms. Sofield has eight years of experience, from 1993-2002, in economic development management and has owned and operated two successful businesses of her own. From 1983 through 1987, Ms. Sofield served as a Corporate Secretary/Treasurer for Lord-Wood, Larsen Associates, Inc., a civil engineering firm formerly located in West Hartford, Connecticut. Ms. Sofield, a 1983 graduate of Radford University, was recently honored in Washington, D.C. as the 2003 Business Person of the Year by the United States of America's Business Advisory Council.

Michael J. Cunningham OBE Mphil (Cantab) has served as a Director of the Company since January 19, 2004. From 1994 to the present, Mr. Cunningham has been Chairman and CEO of The Coach House Group UK Ltd ("CHGUK"), a specialist research and development company, based in the UK with offices and associates world-wide. Mr. Cunningham is also Chairman and CEO of The Sustainable Projects Development Group, a UK based subsidiary of CHGUK, specializing in the identification and development of sustainable technologies utilizing natural resources and materials, with projects underway in several countries. Since 2000, Mr. Cunningham has been a Director of Healthworld International, a start-up company developing natural medicines and neutraceutical products from botanical and animal sources in Africa. From 1994 to 1997, Mr. Cunningham was CEO of London Minsk Development Company, specializing in the conversion of military technologies to commercial use and the development and application of economic offset programs. He was appointed Professor at Lancaster University in 1994. He was the recipient of the Yuri Gargarin Medal for services to Russian Space Industry in 1993. In 1987, he was a Lecturer, Examiner and did post-graduate programs at Cambridge University Centre of International Studies. In 1985 he was an Officer of the Order of the British Empire.

Dr. Valgene L. Dunham has served as a Director of the Company since January 19, 2004. Dr. Dunham is also the Vice President for Grants, Contract Administration and Research Planning for Coastal Carolina University in South Carolina. In the fall semester of 2002, Dr. Dunham served as the Special Assistant to the President of Coastal Carolina University. In the summer of 2002, Dr. Dunham served as Interim Provost of Coastal Carolina University. From 1995 through 2002, Dr. Dunham served as Dean of the College of Natural & Applied Sciences of Coastal Carolina University. In 1969, Dr. Dunham received his Ph.D. in Botany from Syracuse University in New York. In 1965, Dr. Dunham received his Masters in General Science from Syracuse University in New York.

Paul Branagan has served as a Director of the Company since January 19, 2004. Mr. Branagan graduated from the University of Nevada Las Vegas with a B.S. in physics. From 1993 to the present Mr. Branagan has been the President and Senior Scientist of Branagan & Associates, Inc., a consulting research and engineering company. From August 21, 2002 to present Mr. Branagan has been the President and Director of Petrol Oil and Gas, Inc. a 34 Act Reporting Corporation. From 1975 to 1993 he was the Project Manager, Assistant Oil and Gas Division Manager and Senior Scientist of CER Corporation of Las Vegas, Nevada. Since 1999, Mr. Branagan has been the President and a member of the board of directors of Millennium Plastics Corporation, a 34 Act Reporting Corporation.

Executive officers are to be elected by the Board of Directors of Integrated Environmental Technologies, Ltd. at its meeting of directors held immediately following the Annual meeting of Stockholders to serve for the ensuing year or until their successors have been elected. There are no arrangements or understandings between any officer and any other person pursuant to which the officer is to be elected.

There are no family relationships between any of the above persons.

BOARD OF DIRECTORS MEETINGS

The Board of Directors of Integrated Environmental Technologies, Ltd. met 3 times during the fiscal year ended December 31, 2004.

REPORT OF COMPENSATION COMMITTEE

Compensation Committee

During the March, 29, 2005 Board of Directors meeting the Chairman appointed members to 2 committees. 1) Personnel Committee - Bill Prince, Paul Branagan and Dr. Val Dunham. 2) Stock Option Plan Committee - Bill Prince, Paul Branagan and Marion Sofield.

We currently do not have a compensation committee of the board of directors. Until a formal committee is established our entire board of directors will review all forms of compensation provided to our executive officers, directors, consultants and employees, including stock compensation.

BOARD OF DIRECTORS REPORT ON EXECUTIVE COMPENSATION

The Board of Directors has no existing policy with respect to the specific relationship of corporate performance to executive compensation. The Board has set executive compensation at what the Board considered to be the minimal levels necessary to retain and compensate the officers of the company for their activities on the Company's behalf.

EXECUTIVE COMPENSATION

The following table sets forth the cash compensation of the Company's only executive officer during the last two fiscal years of the Company. The remuneration described in the table does not include the cost of the Company of benefits furnished to the named executive officers, including premiums for health insurance and other benefits provided to such individuals that are extended in connection with the conduct of the Company's business.

Summary Compensation Table
		Annual Compensation			Long Term Compensation
Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation	Restricted Stock	Options	Others
William E. Prince (1) President/Director	2003 2004	$29,000 $67,000	-0- -0-	-0- -0-	-0- 300,000 shares (2)	-0- -0-	-0- -0-
  Mr. Prince was appointed as an officer and director of the Company on August 27, 2003.
  Of the 300,000 shares, 100,000 shares were issued to Mr. Prince as a sign on bonus for serving as an officer and director of the Company and the 200,000 shares were issued as partial compensation for the year.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The following table presents information, to the best of our knowledge, about the beneficial ownership of our common stock on April 11, 2005 relating to the beneficial ownership of our common stock by those persons known to beneficially own more than 5% of our capital stock and by our directors and executive officers. The percentage of beneficial ownership for the following table is based on 21,292,793 shares of common stock outstanding.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and does not necessarily indicate beneficial ownership for any other purpose. Under these rules, beneficial ownership includes those shares of common stock over which the stockholder has sole or shared voting or investment power. It also includes shares of common stock that the stockholder has a right to acquire within 60 days through the exercise of any option, warrant or other right. The percentage ownership of the outstanding common stock, however, is based on the assumption, expressly required by the rules of the Securities and Exchange Commission, that only the person or entity whose ownership is being reported has converted options or warrants into shares of our common stock.

Security Ownership of Management
Name of Beneficial Owner (1)	Number Of Shares	Percent Beneficially Owned (2)
Marion C. Sofield	150,000	1%
Michael J. Cunningham, Director (3)	100,000	0.4%
Dr. Valgene L. Dunham, Director (3)	2,500	0%
Paul Branagan	102,500	0.4%
All Directors & Officers as a Group	655,000	2.8

  As used in this table, "beneficial ownership" means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to Common Stock (i.e., the power to dispose of, or to direct the disposition of, a security). All addresses are care of the Company.

  Rounded to the nearest tenth of a percentage.

  Appointed Director of the Company on January 19, 2004.

Security Ownership of Certain Beneficial Owners
Name of Beneficial Owner (1)	Number of Shares	Percent of Class (2)
Robert R. Lucas 414SW 51st Terr Cape Coral, FL 33914	1,500,000	7%
Mark C. Northcorp 13700-2 Six Mike Cypress Pkwy Fort Myers, FL 33912	1,040,000	5%
Beneficial Owners as a Group	4,575,915	22%

  As used in this table, "beneficial ownership" means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to Common Stock (i.e., the power to dispose of, or to direct the disposition of, a security).

  Rounded to the nearest whole percentage.

2002 Stock Option Plan

The following description applies to the stock option plan which we adopted in July of 2002; 89,000 options have been granted under this plan as of the date of this Proxy Statement.

We have reserved for issuance an aggregate of 2,000,000 shares of common stock under our 2002 Stock Option Plan. This plan is intended to encourage directors, officers, employees and consultants to acquire ownership of common stock. The opportunity so provided is intended to foster in participants a strong incentive to put forth maximum effort for our continued success and growth, to aid in retaining individuals who put forth such efforts, and to assist in attracting the best available individuals to the Company in the future. On March 29, 2005, our Board enacted an Incentive Stock Option Committee to oversee the Plan.

Officers (including officers who are members of the board of directors), directors (other than members of the stock option committee to be established to administer the stock option plan) and other employees and consultants and its subsidiaries (if established) will be eligible to receive options under the stock option plan. The Committee will administer the stock option plan and will determine those persons to whom options will be granted, the number of options to be granted, the provisions applicable to each grant and the time periods during which the options may be exercised. No options may be granted more than ten years after the date of the adoption of the stock option plan.

Non-qualified stock options will be granted by the Committee with an option price equal to the fair market value of the shares of common stock to which the non-qualified stock option relates on the date of grant. The Committee may, in its discretion, determine to price the non-qualified option at a different price. In no event may the option price with respect to an incentive stock option granted under the stock option plan be less than the fair market value of such common stock to which the incentive stock option relates on the date the incentive stock option is granted.

Each option granted under the stock option plan will be exercisable for a term of not more than ten years after the date of grant. Certain other restrictions will apply in connection with this plan when some awards may be exercised. In the event of a change of control (as defined in the stock option plan), the date on which all options outstanding under the stock option plan may first be exercised will be accelerated. Generally, all options terminate 90 days after a change of control.

Option Grants in Last Fiscal Year

No stock options were granted under the Company's 2002 Stock Option Plan during the fiscal year 2004.

Long-Term Incentive Plan - Awards in Last Fiscal Year

Name (a)	Number of shares, units or other rights (#) (b)	Performance or other period until maturity or payout (c)	Estimated future payouts under non-stock price-based plans
			Threshold ($ or #) (d)	Target ($ or #) (e)	Maximum ($ or #) (f)

William E. Prince	300,000 (1)	None	50,000 (2)	None	800,000 (3)

  Of the 300,000 shares 100,000 was issued as a sign-on bonus and 200,000 was issued as partial compensation for the fiscal year 2004.

  Threshold: Represents the number of shares issued quarterly as partial compensation for the fiscal year 2005.

  Maximum: Represents the number of shares remaining for future issuance for the next five years assuming we will continue to issue 50,000 shares to Mr. Prince per quarter. The term of Mr. Prince's employment agreement began on January 1, 2004 and will end on December 31, 2009.

Consultant and Employee Stock Compensation Plan

Effective August 27, 2003, we adopted a Consultant and Employee Stock Compensation Plan. The maximum number of shares that may be issued pursuant to the plan is 2,500,000 shares. As of December 31, 2004, 530,500 shares have been granted under this plan.

Consultant and Employee Stock Compensation Plan

Effective January 21, 2004, we adopted another Consultant and Employee Stock Compensation Plan. The maximum number of shares initially available pursuant to the plan was 500,000 shares. On December 27, 2004, we amended the compensation plan to make available an additional 4,000,000 shares of common stock. As of December 31, 2004, 500,000 shares have been issued under this plan.

Equity Compensation Plans Information

We currently maintain equity compensation plans to allow the Company to compensate employees, directors, consultants and certain other persons providing bona fide services to the Company or to compensate officers, directors and employees for accrual of salary, through the award of our common stock. The following table sets forth information as of December 31, 2004 regarding outstanding shares granted under the plans, warrants issued to consultants and options reserved for future grant under the plans.

Plan Category	Number of shares to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of shares remaining available for future issuance under equity compensation plans (excluding shares reflected in column (a)) (c)

Equity compensation plans approved by stockholders	--	$ --	--

Equity compensation plans not approved by stockholders	0	$0	7,969,500 (2)

Total	0	$0	7,969,500

  Includes 2,000,000 options, 1,969,500 shares from the 2003 plan and 4,000,000 shares from the 2004 plan, available for issuance.

These plans are intended to encourage directors, officers, employees and consultants to acquire ownership of common stock. The opportunity so provided is intended to foster in participants a strong incentive to put forth maximum effort for its continued success and growth, to aid in retaining individuals who put forth such effort, and to assist in attracting the best available individuals to the Company in the future.

INDEPENDENT PUBLIC ACCOUNTANTS

Weaver & Martin LLC served as the Company's principal independent public accountants for fiscal year 2004. Representatives from that firm will not be present at the meeting of stockholders. Therefore, they will not be making a statement and will not be available to respond to any questions.

(1) AUDIT FEES

The aggregate fees billed for professional services rendered by Weaver & Martin, LLC, for the audit of our annual financial statements and review of the financial statements included in our Form 10-QSB or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal year 2004 was $33,200.

(2) AUDIT-RELATED FEES

The aggregate fees billed by Weaver & Martin LLC for professional services rendered for audit related fees for fiscal year 2004 was $0.

(3) TAX FEES

The aggregate fee to be billed by Weaver & Martin LLC for professional services to be rendered for tax fees for fiscal year 2004 was $0.

(4) ALL OTHER FEES

There were no other fees to be billed by Weaver & Martin LLC for the fiscal year 2004 other than the fees described above.

(5) AUDIT COMMITTEE POLICIES AND PROCEDURES

We do not have an audit committee.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires IET, Ltd.'s executive officers and directors, and persons who beneficially own more than ten percent of IET, Ltd.'s common stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Executive officers, directors and greater than ten percent beneficial owners are required by SEC regulations to furnish IET, Ltd. with copies of all Section 16(a) forms they file. Based upon a review of the copies of such forms furnished to IET, Ltd. and written representations from IET, Ltd. executive officers and directors, IET, Ltd. believes that during the year ended 2004 there were no delinquent filers.

STOCKHOLDER PROPOSALS FOR THE 2006 ANNUAL MEETING

Qualified Stockholders who want to have proposals presented at the 2006 annual meeting must deliver them to the Company by December 31, 2005, in order to be considered for inclusion in next year's proxy statement and proxy.

SHAREHOLDER COMMUNICATIONS

Any stockholder communications to the Board should be forwarded to the attention of the Corporate Secretary at our offices at 4235 Commerce Street, Little River, South Carolina 29566 (843) 390-2500. Our Corporate Secretary will review any communication received from a stockholder, and all material communications from stockholders will be forwarded to the Chairman of the Board, the Board of Directors, or other individual director as appropriate.

OTHER MATTERS

As of the date of this proxy statement, the Board of Directors does not intend to bring any other business before the Annual meeting of Integrated Environmental Technologies, Ltd. Stockholders and, so far as is known to the Board of Directors, no matters are to be brought before the Annual meeting except as specified in the notice of Annual meeting. However, as to any other business that may properly come before the Annual meeting, the proxy holders intend to vote the proxies in respect thereof in accordance with the recommendation of the Board of Directors.

EXPENSES OF PROXY SOLICITATION

The principal solicitation of proxies will be made by mail. Expense of distributing this Proxy Statement to Stockholders, which may include reimbursements to banks, brokers, and other custodians for their expenses in forwarding this Proxy Statement, will be borne exclusively by Integrated Environmental Technologies, Ltd..

WHERE YOU CAN FIND MORE INFORMATION

Integrated Environmental Technologies, Ltd. files quarterly and annual reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any reports, statements or other information that Integrated Environmental Technologies, Ltd. files with the Securities and Exchange Commission at the Securities and Exchange Commission's website at "http://www.sec.gov."

Stockholders may obtain documents by requesting them in writing or by telephone from Integrated Environmental Technologies, Ltd. at the following address:

INTEGRATED ENVIRONMENTAL TECHNOLOGIES, LTD.

4235 Commerce Street

Little River, SC 29566

(843) 390-2500

You should rely only on the information contained in this proxy statement. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated April 26, 2004. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date.

INTEGRATED ENVIRONMENTAL TECHNOLOGIES, LTD.

PROXY

Annual Meeting of Stockholders

May 12, 2005

The undersigned appoints The Board of Directors of Integrated Environmental Technologies, Ltd. with full power of substitution, the attorney and proxy of the undersigned, to attend the annual meeting of Stockholders of Integrated Environmental Technologies, Ltd., to be held May 12, 2005, beginning at 9:00 a.m., local time, at 4235 Commerce Street, Little River, South Carolina and at any adjournment thereof, and to vote the stock the undersigned would be entitled to vote if personally present, on all matters set forth in the Proxy Statement to Stockholders dated April 12, 2005, a copy of which has been received by the undersigned, as follows:

1. Vote 	Withhold Vote 

To elect members of the Board of Directors who shall serve until the next annual meeting of stockholders. Current nominations are:

William E. Prince, Marion C. Sofield, Dr. Valgene Dunham, Paul Branagan and James C. Pate.

Please indicate the name of those for whom you are withholding your vote:

2. Vote 	Withhold Vote 

For the reaffirmation of Weaver & Martin LLC as auditors for the next year.

3. Vote 	Withhold Vote 

In their discretion, upon any other matter that may properly come before the meeting or any adjournment hereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATIONS ABOVE. IN THE ABSENCE OF SUCH INDICATIONS, THIS PROXY, IF OTHERWISE DULY EXECUTED, WILL BE VOTED FOR EACH OF THE MATTERS SET FORTH ABOVE.

Date ___________________________, 2005	Number of Shares ________________

Please sign exactly as

your name appears on

your stock certificate(s).

If your stock is issued in

the names of two or more

persons, all of them must

sign this proxy. If signing

in representative capacity,

please indicate your title.

Signature Print Name Here: Signature Print Name Here:

PLEASE SIGN AND RETURN THIS PROXY PRIOR TO MAY 9, 2005.

Mail To:

Integrated Environmental Technologies, Ltd.

4235 Commerce Street

Little River, SC 29566